EXHIBIT 4.1

(FORM OF STOCK CERTIFICATE—FRONT SIDE)

NUMBER	SHARES

COMMON STOCK	CUSIP 74729T 10 1
PAR VALUE $0.01	SEE REVERSE FOR CERTAIN DEFINITIONS

QC HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

QC HOLDINGS, INC.

(hereinafter the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and are not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

(SEAL)

Mary Lou Andersen Secretary	Darrin J. Andersen President and Chief Operating Officer

Countersigned and Registered:

UMB Bank, N.A.

928 Grand Boulevard

Kansas City, Missouri 64106

Transfer Agent

and Registrar,

By:

        Authorized Signature

(Form of Stock Certificate—Back Side)

QC HOLDINGS, INC.

The shares represented by this certificate are issued subject to all provisions of the Articles of Incorporation and Bylaws of QC Holdings, Inc. (the “Corporation”) as they may be from time to time amended.

The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preference and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—astenants in common	UNIF GIFT MIN ACT Guardian
(Cust) (Minor)

TEN ENT—astenants by the Entireties	under Uniform Gifts to Minor Act

(State)

JT TEN—as joint tenants with right of survivorship and not as tenantsin common	UNIF GIFT MIN ACT Guardian
(Cust) (Minor)

under Uniform Gifts to Minor Act

(State)

Additional abbreviations may also be used though

not in the above list.

For value received,                                                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint

                                                                                                                                    Attorney to transfer the

said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.